UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

General Mills, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota		55426
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
1.000% Notes due 2023	GIS23A	New York Stock Exchange
0.450% Notes due 2026	GIS26	New York Stock Exchange
1.500% Notes due 2027	GIS27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Report is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

On April 12, 2021, General Mills, Inc. (the “Company”) terminated its Five-Year Credit Agreement, dated as of May 18, 2016, as amended, among the Company, the several financial institutions from time to time party to the agreement, and  Bank of America, N.A., as Administrative Agent. The agreement was terminated in connection with the execution of the credit facility identified in Item 2.03 of this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 12, 2021, the Company entered into a five-year credit facility with an initial aggregate revolving commitment of $2.7 billion.

The terms and conditions of the credit facility are set forth in the Five-Year Credit Agreement, dated as of April 12, 2021 (the “Credit Agreement”), among the Company, the several financial institutions from time-to-time party to the agreement and Bank of America, N.A., as Administrative Agent. The Credit Agreement is filed as Exhibit 10 hereto and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

10

Five-Year Credit Agreement, dated as of April 12, 2021, among General Mills, Inc., the several financial institutions from time-to-time party to the agreement and Bank of America, N.A., as Administrative Agent.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2021

GENERAL MILLS, INC.

By: /s/ Kofi A. Bruce
Name: Kofi A. Bruce
Title: Chief Financial Officer